UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 10, 2025

System1, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39331	92-3978051
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

4235 Redwood Avenue Los Angeles, California		90066
(Address of principal executive offices)		(Zip Code)

(310) 924-6037
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	SST	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to 2022 Incentive Award Plan

On June 10, 2025, System1, Inc. (the “Company” or “System1”) held its Annual Meeting of Stockholders (the “2025 Annual Meeting”). At the 2025 Annual Meeting, the Company’s stockholders considered and approved, among other things, an amendment to the System1, Inc. 2022 Incentive Award Plan (the “2022 Plan Amendment”), in order to increase the Overall Share Limit available for grant under the 2022 Plan by 19,125,000 award shares. The 2022 Plan Amendment was previously approved, subject to stockholder approval, by the Company’s board of directors (the “Board”) prior to the submission to the Company’s stockholders for approval at the 2025 Annual Meeting. The 2022 Plan Amendment became effective immediately upon the closing of the 2025 Annual Meeting.

A summary of the terms of the 2022 Plan Amendment is set forth in the Company’s definitive proxy statement for the 2025 Annual Meeting filed by the Company with the Securities and Exchange Commission (the “SEC”) on May 19, 2025 (the “Proxy Statement”) in the section titled “Proposal 4—Approval of an Amendment to the 2022 Incentive Award Plan” beginning on page 48 of the Proxy Statement, which is incorporated herein by reference. Such summary and the foregoing description are qualified in their entirety by reference to the text of the 2022 Plan Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Amendment to 2024 Stock Appreciation Rights Plan and Repricing of Certain Outstanding Stock Appreciation Rights Awards

At the 2025 Annual Meeting, the Company’s stockholders also considered and approved, among other things, an amendment to the System1, Inc. 2024 Stock Appreciation Rights Plan (the “SARs Plan Amendment”) and the repricing of certain outstanding stock appreciation rights awards (the “Repricing”). The SARs Plan Amendment and the Repricing were previously approved, subject to stockholder approval, by the Board prior to the submission to the Company’s stockholders for approval at the 2025 Annual Meeting. The SARs Plan Amendment and the Repricing became effective immediately upon the closing of the 2025 Annual Meeting.

A summary of the terms of the SARs Plan Amendment and the Repricing is set forth in the Company’s Proxy Statement in the section titled “Proposal 5—Approval of an Amendment to the 2024 Stock Appreciation Rights Plan and the Repricing of Certain Outstanding Stock Appreciation Rights Awards” beginning on page 55 of the Proxy Statement, which is incorporated herein by reference. Such summary and the foregoing description are qualified in their entirety by reference to the text of the SARs Plan Amendment, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2025 Annual Meeting, 71,986,226 shares of the Company’s Class A common stock and Class C common stock were represented in person or by proxy, constituting approximately 77% of the Company’s total outstanding shares of common stock as of April 22, 2025, the record date for the 2025 Annual Meeting, and constituting a quorum for the transaction of business at the 2025 Annual Meeting. At the 2025 Annual Meeting, the following five (5) proposals were submitted to the stockholders and the Company’s inspector of elections certified the vote tabulations indicated below. For more information about the proposals, please refer to the Proxy Statement and Proxy Statement Supplement.

Proposal 1 - Election of Class III Directors

The individuals listed below were each elected to serve on the Board for a three-year term expiring at the Company’s 2028 Annual Meeting of Stockholders, or until his or her successor is duly elected and qualified. The final report of the votes with respect to Proposal 1 was as follows:

	Votes For	Votes Against	Votes Abstained/Withheld	Broker Non-Votes
Ryan Caswell	68,367,240	0	3,618,986	0
John Civantos	69,472,240	0	2,513,978	0
Tanmay Kumar	71,842,995	0	143,231	0

Proposal 2 - Ratification of the Independent Registered Public Accounting Firm

Proposal 2 was a management proposal to ratify the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. This proposal was approved. The final report of the votes with respect to Proposal 2 was as follows:

Votes For	Votes Against	Votes Abstained/Withheld	Broker Non-Votes
70,622,121	157,978	1,206,127	0

Proposal 3 – Authorize Amendment to Amended Amended & Restated Certificate of Incorporation to Effect a Reverse Stock Split

Proposal 3 was a management proposal to authorize the Board to amend the Company’s Amended & Restated Certificate of Incorporation to effect a reverse stock split of all of the Company’s issued and outstanding common stock by a ratio in the range of 1-for-10 to 1-for-50 (the “Reverse Stock Split”). This proposal was approved. The final report of the votes with respect to Proposal 3 was as follows:

Votes For	Votes Against	Votes Abstained/Withheld	Broker Non-Votes
71,875,342	108,498	2,386	0

Proposal 4 – Approve an Amendment to 2022 Incentive Award Plan

Proposal 4 was a management proposal to approve an amendment to the Company’s 2022 Incentive Award Plan, including increasing the share reserve thereunder. This proposal was approved. The final report of the votes with respect to Proposal 4 was as follows:

Votes For	Votes Against	Votes Abstained/Withheld	Broker Non-Votes
67,000,939	4,886,890	98,397	0

Proposal 5 – Approve an Amendment to the 2024 Incentive Award Plan & the Repricing of Certain Outstanding Stock Appreciation Rights Awards

Proposal 5, was a management proposal to approve an amendment to the Company’s 2024 Stock Appreciation Rights Plan and the repricing of certain outstanding stock appreciation rights awards. This proposal was approved. The final report of the votes with respect to Proposal 5 was as follows:

Votes For	Votes Against	Votes Abstained/Withheld	Broker Non-Votes
65,097,816	6,884,472	3,938	0

Section 8 - Other Events

Item 8.01 Other Events.

On June 10, 2025 the Company issued a press release announcing the Board approved a Reverse Stock Split ratio of 1-for-10, which is expected to become effective at 5:00 p.m. Eastern Time on June 11, 2025 and other matters related to the Reverse Stock Split.

A copy of the press release announcing these matters is filed as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated by reference into this Item 8.01.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	First Amendment to the System1, Inc. 2022 Incentive Award Plan
10.2	Second Amendment to the System1, Inc. Stock Appreciation Rights Plan
99.1	Press Release, dated June 10, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

System1, Inc.

Date:	June 10, 2025	By:	/s/ Daniel J. Weinrot
		Name:	Daniel J. Weinrot
		Title:	General Counsel & Corporate Secretary